SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2019

iQSTEL Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Items 5.02 is incorporated into this Item 1.01 by reference.

Forbearance Agreement with Crown Capital

On March 12, 2019, we entered into a Securities Purchase Agreement (“SPA”) with Crown Bridge Parters, LLC, a New York limited liability company (“Purchaser”), pursuant to which we issued and sold to the Purchaser a convertible promissory note, executed on March 12, 2019 in the principal amount of $120,000 (the “Note”).

On December 23, 2019, we entered into Amendment #1 to the Note with Purchaser to refrain from converting the Note into shares of our common stock or declaring a default in not being able to so convert for the period beginning on December 23, 2019 to March 1, 2020. In exchange, we agreed to pay Purchaser a total of $22,500, which was paid before the deadline of January 15, 2020.

On March 2, 2020, we entered into Amendment #2 to the Note with Purchaser to cure all outstanding defaults and to refrain from converting the Note into share of our common stock or declaring a default in not being able to so convert for the period beginning on March 02, 2020 to April 06, 2020. In exchange, we agreed to pay the Purchaser $36,000 and $30,000 by March 6, 2020 and April 6, 2020, respectively, and to reserve 1,000,000 shares through an irrevocable instruction to our transfer agent, which shall be released to Purchaser when the payments have been made. First payment of $36,000 was done on Mach 06,2020.

Forbearance Agreement with Auctus Fund

On July 22, 2019, we entered into a Securities Purchase Agreement (“SPA”) with Auctus Fund, LLC, a Delaware limited liability company (“Purchaser”), pursuant to which we issued and sold to the Purchaser a convertible promissory note, executed on July 22, 2019 in the principal amount of $112,750 (the “Note”).

On January 1, 2020, we entered into Amendment #1 to the Note with Purchaser to refrain from converting the Note into shares of our common stock or declaring a default in not being able to so convert for the period beginning on January 1, 2020 to March 5, 2020. In exchange, we agreed to pay Purchaser a total of $20,000, which was paid before the deadline of January 20, 2020.

On March 2, 2020, we entered into Amendment #2 to the Note with Purchaser to cure all outstanding defaults and to refrain from converting the Note into share of our common stock or declaring a default in not being able to so convert for the period beginning on March 02, 2020 to date the note be declared in default. In exchange, we agreed to pay the Purchaser $100,000 and $100,000 by March 3, 2020 and April 6, 2020, respectively, and to reserve 5,000,000 shares through an irrevocable instruction to our transfer agent, which shall be released to Purchaser when the payments have been made. First payment of $100,000 was done on March 03, 2020.

The foregoing description of the Second Temporary Forbearance Agreement, Amendment #2 to the Crown Capital Note and Amendment #2 to the Auctus Note, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Second Temporary Forbearance Agreement, Amendment #2 to the Crown Capital Note and Amendment #2 to the Auctus Note, which are included in this Current Report as Exhibit 4.1, 4.2 and 4.3, and are incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Items 1.01 is incorporated into this Item 2.03 by reference.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On March 6, 2020, our CEO, Leandro Iglesias, and an affiliate of our company, Metrospaces, Inc., entered into a Memorandum of Understanding concerning a Transaction Agreement dated April 10, 2017, between Mr. Iglesias and Metrospaces.

Under the MOU, Metrospaces agreed to return to Mr. Iglesias 5,144,123 shares of our common stock. As part of the settlement, Mr. Iglesias extended an option to Metrospaces to repurchase up to 1,250,000 shares of our common stock held by Mr. Iglesias at $2 per share.

The 5,144,123 shares of our common stock represents 11.54% of our outstanding common stock. As a result of this transaction, there has been a change in control of our company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 3, 2020, Oscar Brito resigned as a member of our Board of Directors. There was no known disagreement with Mr. Brito on any matter relating to our operations, policies or practices.

We also appointed Mr. Brito as an advisor to our Board of Directors and agreed to pay him $5,000 per month for such services.

On March 16, 2020, our Board of Directors adopted a Director Compensation Plan that applies to members of our Board of Directors. Below are the features of the plan:

•All Directors shall receive reimbursement for reasonable travel expenses incurred to attend Board and committee meetings.

•All Directors shall be compensated $3,000 monthly for their service as Directors.

•In lieu of the cash compensation set forth above, each Director may elect to receive shares of the Corporation's Common Stock equal to the total cash compensation divided by the average market value of the Company's Common Stock during the last 10 trading days and applying a discount of 10%.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On March 11, 2020, we issued a press release concerning the resignation of Mr. Brito. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
4.1	Amendment #2 to the Crown Capital Note
4.2	Amendment #2 to the Auctus Note
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias
Leandro Iglesias
Chief Executive Officer

Date March 30, 2020